UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2004

Silicon Storage Technology, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 0-26944

California	77-0225590
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

1171 Sonora Court
Sunnyvale, California    94086
(Address of principal executive offices including zip code)

(408) 735-9110
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 21, 2004 Silicon Storage Technology, Inc. ("SST") was notified by the Enforcement Office of the Securities and Exchange Commission that it is conducting an informal inquiry regarding trading of shares of our common stock prior to our December 20, 2004 announcemnt of updated guidance for our financial results for the fourth quarter of 2004. We believe the inquiry involves trading in shares of our common stock by an executive officer and a director of SST. We are cooperating with the Enforcement Office.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

Dated: January 14, 2005

Silicon Storage Technology, Inc.

By:	/s/ Jack K. Lai

Jack K. Lai
Vice President Finance & Administration, Chief Financial Officer and Secretary